UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2014

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on May 9, 2013 LKQ Corporation (the “Company”) completed an offering of $600 million aggregate principal amount of its 4.75% senior notes due May 15, 2023 (the "Notes") in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The Notes are guaranteed on a senior unsecured basis by certain of the Company's subsidiaries (the "Guarantors"). In connection with the sale of the Notes, the Company entered into a Registration Rights Agreement dated as of May 9, 2013 (the "Registration Rights Agreement") with the Guarantors and the representative of the initial purchasers of the Notes identified therein. Under the Registration Rights Agreement, the Company and the Guarantors have agreed to file an exchange offer registration statement (the "Registration Statement") to exchange the Notes for a new issue of debt securities registered under the Securities Act of 1933, with terms substantially identical to those of the Notes.

The proceeds from the offering were used to repay revolver borrowings under the Company's Credit Agreement, including amounts borrowed to finance our acquisition of Sator Beheer B.V. in May 2013, to pay related fees and expenses, and for general corporate purposes.

In connection with the filing of the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain supplemental condensed consolidating financial information as required by Rule 3-10 of Regulation S-X with respect to the Guarantors. To provide this information, the Company is updating (i) Item 8 of Part II (Financial Statements and Supplementary Data) and Item 15 of Part IV (Exhibits and Financial Statement Schedules) of its Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K") to include Note 17, as set forth in Exhibit 99.1 hereto, and (ii) Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the "September 2013 Form 10-Q") to include Note 14, as set forth in Exhibit 99.2 hereto.

As this Current Report on Form 8-K is being filed only for the purposes described above, and only affects the Items specified above, the other information in the Company’s 2012 Form 10-K and September 2013 Form 10-Q remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2012 Form 10-K or September 2013 Form 10-Q except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2012 Form 10-K or September 2013 Form 10-Q or modify or update any related disclosures. Information in the Company’s 2012 Form 10-K or September 2013 Form 10-Q not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2012 Form 10-K and September 2013 Form 10-Q and the Company’s other filings made with the SEC subsequent to the filings of the original reports.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Audited consolidated financial statements of LKQ Corporation as of December 31, 2012 and 2011, and for the years ended December 31, 2012, 2011, and 2010, as revised for the addition of Note 17 thereto relating to Guarantors of the Notes.

99.2
Unaudited condensed consolidated financial statements of the Company as of and for the three and nine-month periods ended September 30, 2013 and 2012, as revised for the addition of Note 14 thereto relating to Guarantors of the Notes.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 27, 2014

LKQ CORPORATION

By:	/s/ JOHN S. QUINN
John S. Quinn
Executive Vice President and Chief Financial Officer